Exhibit 10.2
FIRST AMENDMENT TO LEASE
(Two Tower Place)
THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 26th day of April, 2019, by and between AP3-SF3 CT NORTH, LLC, a Delaware limited liability company ("Landlord") and FLUIDIGM CORPORATION, a Delaware corporation ("Tenant").
R E C I T A L S:
A.Landlord and Tenant entered into that certain Lease dated as of March 20, 2019 (the "Lease"), whereby Landlord leases to Tenant and Tenant leases from Landlord, certain space in the building (the "Building") located at Two Tower Place, South San Francisco, California 94080.
B.By this First Amendment, Landlord and Tenant desire to expand the Existing Premises (defined below) to include the First Refusal Space described in the Lease and to otherwise modify the Lease as provided herein.
C.Unless otherwise defined herein, capitalized terms as used herein shall have the
D.NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
A G R E E M E N T:
1.Existing Premises. Landlord and Tenant hereby agree that pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord that certain space in the Building containing approximately 67,746 rentable square feet square feet of space located on a portion of the eighteenth (18th) floor of the Building and the entirety of the nineteenth (19th), twentieth (20th) and twenty-first (21st) floors of the Building (the "Existing Premises"), all as more particularly described in the Lease.
2.Expansion of the Existing Premises; Expansion Commencement Date; Expansion Space Term.
2.1.    Expansion Space. That certain space described in Section 1.4 of the Lease as the "First Refusal Space" and located on the eighteenth (18th) floor of the Building (the "Expansion Space"), as outlined on the floor plan attached hereto as Exhibit A and made a part hereof, and consisting of approximately 10,183 rentable square feet, may be referred to herein as the "Expansion Space." Effective as of the date hereof, Section 1.4 of the Lease is hereby deemed deleted in its entirety and is of no further force or effect.
2.2.    Expansion Commencement Date. Effective as of the date hereof, subject to Section 2.3 below, Tenant shall lease from Landlord and Landlord shall lease to Tenant, the Expansion Space and the Existing Premises shall be increased to include the Expansion Space.

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Such addition of the Expansion Space to the Existing Premises shall increase the total rentable square footage of the Premises to 77,929 (and Section 6.1 of the Summary of the Lease is hereby deemed revised to reflect such rentable square footage amount and that Tenant is leasing the entirety of the eighteenth (18th) floor of the Building (and not a portion thereof)). Effective as of the date hereof, all references to the "Premises" in the Lease shall mean and refer to the Existing Premises as expanded by the Expansion Space.
2.3.    Expansion Space Term. The Term of Tenant's lease of the Expansion Space shall commence on the Lease Commencement Date and shall expire on the Lease Expiration Date, subject to Tenant's extension rights in the Lease.
3.Base Rent. Notwithstanding anything to the contrary in the Lease and effective as of the date hereof, Section 8 of the Summary of the Lease is deemed deleted in its entirety and replaced with the following:

Period	Annual Base Rent	Monthly Installment of Base Rent*	Monthly Rental Rate per Rentable Square Foot*
*** 1 – 8	$2,617,260.80	$327,157.60	$5.60
9 – 12	$5,236,828.80	$436,402.40	$5.60
13 – 24	$5,420,117.76	$451,676.48	$5.80 **
25 – 36	$5,609,821.92	$467,485.16	$6.00 **
37 – 48	$5,806,165.68	$483,847.14	$6.21 **
49 – 60	$6,009,381.48	$500,781.79	$6.43 **
61 – 72	$6,219,709.80	$518,309.15	$6.65 **
73 – 84	$6,437,399.64	$536,449.97	$6.88 **
85 – 96	$6,662,708.64	$555,225.72	$7.12 **
97 – 108	$6,895,903.44	$574,658.62	$7.37 **
109 – 120	$7,137,260.04	$594,771.67	$7.63 **
121 – 123	$7,387,064.16	$615,588.68	$7.90 **
* The initial monthly installment of Base Rent amount was calculated by multiplying the initial monthly Base Rent rate per rentable square foot amount by the number of rentable square feet of space in the Premises, and the annual Base Rent amount was calculated by multiplying the initial monthly installment of Base Rent amount by twelve (12). In all subsequent Base Rent payment periods during the Lease Term commencing on the first (1st) day of the full calendar month that is Lease month 13, the calculation of each monthly installment of Base Rent amount reflects an annual

883222.02/SD 374622-00096/4-22-19/MLT/pah	-2-

increase of three and one-half percent (3-1/2%) and each annual Base Rent amount was calculated by multiplying the corresponding monthly installment of Base Rent amount by twelve (12).
** The amount identified in the column entitled "Monthly Rental Rate per Rentable Square Foot" are rounded amounts provided for informational purposes only.
*** Subject to abatement as provided in Article 3 below. The Base Rent for this eight (8) month period is calculated based on 58,421 rentable square feet in the Premises notwithstanding that Tenant is leasing the entire Premises (consisting of 77,929 rentable square feet); provided, however, that Tenant shall pay Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs based on 77,929 rentable square feet in the Premises for the entire Lease Term.
4.Parking. Effective as of the date hereof, Section 12 of the Summary is deemed modified to provide that Tenant shall be entitled to a total of two hundred thirty-four (234) unreserved parking spaces.
5.Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs. Notwithstanding anything to the contrary in the Lease and effective as of the date hereof, Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs set forth in Section 9 of the Summary of the Lease is hereby deemed increased to 20.81%.
6.Brokers. Each party represents and warrants to the other that, except for Newmark Cornish & Carey ("Landlord's Broker") and Savills Studley ("Tenant's Broker"), it has no dealings with any real estate broker or an agent in connection with negotiating this First Amendment and it knows of no other broker, agent or finder who is entitled to a commission in connection with this First Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder's fee by any person or entity (other than Landlord's Broker or Tenant's Broker) who claims or alleges that they were retained or engaged by the first party or at the request of such party in connection with this First Amendment. Landlord shall pay the commission due to Tenant's Broker in connection with this First Amendment pursuant to a separate agreement.
7.Additional Hazardous Material Storage Areas. Effective as of the date hereof, Tenant shall be entitled to use the additional hazardous material storage areas depicted on Exhibit C (all in addition to Tenant's existing hazardous material storage areas).
8.Final Space Plan. Effective as of the date hereof, the Final Space Plans attached to the Lease as Schedule 1 to Exhibit B are deemed deleted and replaced by the space plans attached hereto as Exhibit B (and Section 2 of the Exhibit B is deemed modified to provide that such plans were prepared by McFarlane and dated March 28, 2019).
9.Recalculation of Allowance, Additional Allowance and Amortization Rent. Effective as of the date hereof, (i) the reference to the Allowance in Section 3 of Exhibit B is deemed revised to be equal to $13,715,504.00 (based on 77,929 rentable square feet in the Premises), (ii) the reference to the Additional Allowance in Section 3 of Exhibit B is deemed revised to be equal to $1,948,225.00 (based on 77,929 rentable square feet in the Premises), and (iii) the Amortization

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Rent in the example in Section 3 of Exhibit B is deemed revised to be equal to $24,308.03 per month.
10.Signing Authority. Each of Landlord and Tenant hereby represents and warrants that each person signing on behalf of Landlord and Tenant, respectively, is authorized to do so. Each of Landlord and Tenant represents and warrants that it is a duly formed and existing entity qualified to do business in the State of California and has full right and authority to execute and deliver this First Amendment.
11.No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.
IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD"	AP3-SF3 CT NORTH, LLC, a Delaware limited liability company By: /s/ W. Neil Fox III Name: W. Neil Fox III Its: Chief Executive Offier
"TENANT"	FLUIDIGM CORPORATION, a Delaware corporation By: /s/ Bradley Kreger Name: Bradley Kreger Its: SVP, Global Operations

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EXHIBIT A
EXPANSION SPACE

FREEZER & COLD ROOM TO HAVE 100%
REDUNDANCY OF ALL REFRIGERATION SYSTEM
COMPONENTS
6' FUME HOOD:
CABINETS: (2) 3' FLAMMABLE
UTILITIES: 120V POWER, AIR, VACUUM AND N2
6' FUME HOOD:
CABINETS: (2) 3' FLAMMABLE
UTILITIES: 120V POWER, AIR, VACUUM AND N2
C1 UNITS PER EQUIPMENT LIST
CO2 GAS CYLINDER MANIFOLD BY LOCAL
VENDOR
6' FUME HOOD:
CABINETS: (2) 2' FLAMMABLE
UTILITIES: 120V POWER, AIR AND VACUUM
TALL CABINETS
-20 FREEZER ROOM
+4 COLD ROOM
FREEZERS W/ STANBY POWER
FREEZERS
FREEZERS W/ STANBY POWER
TALL CABINETS
STORAGE
MECHANICAL
EQUIPMENT
MICROSCOPE
EQUIPMENT
EQUIPMENT
R&D
JUNO'S, IFC'S & BIOMARKS PER EQUIPMENT LIST
R&D
CORRIDOR
CORRIDOR
BSL-2
VEST
CORRIDOR
INC
INC
6' BSC
ELEV C
ELEV B
ELEV A
ELEV LOBBY
ELEV D
ELEV E
ELEV F
STAIR 2B
LAB SUPPORT
COPY
WOMEN
MEN
JAN
EMERG ELEC RM 1
EMERG ELEC RM 2
ELEC
STAIR 1B
VEST
CORRIDOR
TELECOM
STORAGE
BREAK
CONFERENCE
CONF.
CONF.
IDF
FSA ELEV G
FSA ELEV LOBBY
WAR ROOM
FILES
R&D WAR ROOM
OPEN OFFICE
DN

GENESIS - TWO TOWER PLACE
CONCEPTUAL FLOOR PLAN - LEVEL 18 - FLUIDIGM

1/16" = 1'-0"

C:\Users\djc\Documents\11725 - GNT L18-21 Fluidigm-SpecTI_A18_djc.rvt 03-28-19

N

McFARLANE ARCHITECTS

PHASE3

GENESIS

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EXHIBIT B
FINAL SPACE PLAN

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COLLAB ROOM
MICROFLUIDICS/ MATERIALS OPEN FLOOR
ENGINEERING LAB
MICROFLUIDICS / MATERIALS
FACILITIES STORAGE
OPTICAL
MECHANICAL
CONFERENCE
HALL
MARKETING STORAGE
VEST
STAIR 2B
ELEV C
ELEV B
ELEV A
ELEV LOBBY
ELEV D
ELEV E
ELEV F
N2 STORAGE
WOMEN
MEN
JAN
EMERG ELEC RM 1
EMERG ELEC RM 2
HALL
TELECOM
BREAK
STORAGE
COPY
RECORDING
CONFERENCE
ELEC
STAIR 1B
VEST
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
IDF
FSA ELEV G
FSA ELEV LOBBY
OPEN OFFICE
PHONE BOOTHS
UP

GENESIS - TWO TOWER PLACE
CONCEPTUAL FLOOR PLAN - LEVEL 19 - FLUIDIGM

1/16" = 1'-0"

03-28-19

N

McFARLANE ARCHITECTS

PHASE3

GENESIS

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GENOMICS
KITTING
1,031 SF
SHIPPING/
RECEIVING
1,758 SF
MECHANICAL
COPIER
OFFICE
HALL
VEST
HELP
DESK
WORK
ROOM
ELEV C
ELEV B
ELEV A
ELEV LOBBY
ELEV D
ELEV E
ELEV F
FINANCE
FILES
WOMEN
MEN
JAN
EMERG
ELEC
RM 1
EMERG
ELEC
RM 2
TELECOM
STORAGE
BREAK
IT
STAIR 2B
FILE ROOM
COPY
ELEC
STAIR 1B
VEST
OPEN OFFICE
CONFERENCE
OFFICE
CONF.
RECEPTION
CONF.
QUALITY
MDF
FSA ELEV G
FSA ELEV LOBBY
QUALITY
FILES/
STORAGE
BOOTH SEATING
INTERVIEW/
CONFERENCE
OPEN OFFICE
PHONE BOOTHS

GENESIS - TWO TOWER PLACE

CONCEPTUAL FLOOR PLAN - LEVEL 20 - FLUIDIGM

1/16" = 1'-0"

03-28-19

N

McFARLANE ARCHITECTS

PHASE3

GENESIS

883222.02/SD 374622-00096/4-22-19/MLT/pah	EXHIBIT B -4-

OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
CONFERENCE
OPEN OFFICE
MECHANICAL
BOARD ROOM
FINANCE FILES
VEST
ELEV C
ELEV B
ELEV A
ELEV LOBBY
ELEV D
ELEV E
ELEV F
FIANACE COPY
HR/ LEGAL COPY
WOMEN
MEN
JAN
EMERG ELEC
BR BUFFET ALCOVE
STAIR 2B
STAIR 1B
ELEC
VEST
BREAK
EXEC OFFICE
EXEC OFFICE
EXEC OFFICE
EXEC OFFICE
EXEC OFFICE
IDF
FSA ELEV G
FSA ELEV LOBBY
SEATING
HR FILES
FILES
PHONE BOOTHS
CFO OFFICE
OPEN OFFICE
CEO OFFICE
N

GENESIS - TWO TOWER PLACE
CONCEPTUAL FLOOR PLAN - LEVEL 21 - FLUIDIGM

1/16" = 1'-0"

03-28-19

McFARLANE ARCHITECTS

PHASE3

GENESIS

883222.02/SD 374622-00096/4-22-19/MLT/pah	EXHIBIT B -4-

EXHIBIT C

ADDITIONAL HAZARDOUS MATERIAL STORAGE AREAS

883222.02/SD 374622-00096/4-22-19/MLT/pah	EXHIBIT C -1-